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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          ----------------------------
                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):

                                February 10, 2004


                               IPC Holdings, Ltd.
             (Exact name of registrant as specified in its charter)


                                     Bermuda
                                     -------
                 (State or Other Jurisdiction of Incorporation)


       0-27662                                                 Not Applicable

(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)

   American International Building,
          29 Richmond Road
          Pembroke, Bermuda                                         HM 08
--------------------------------------------------------------------------------
(Address of principal executive offices)                          (Zip Code)


                                 (441) 298-5100
                                 --------------
                         (Registrant's telephone number,
                              including area code)


                                 Not Applicable
                                 --------------
          (Former Name or Former Address, if Changed Since Last Report)


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Item 12.  Results of Operations and Financial Condition.
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     On February 10, 2004, IPC Holdings, Ltd. announced its financial results for the fiscal quarter ended December 31, 2003. The full text of the press release issued in connection with the announcement is attached as Exhibit 99.1 to this Current Report on Form 8-K.

     The information shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               IPC HOLDINGS, LTD.


                                               By        /s/ James P. Bryce
                                                 ------------------------------
                                                        James P. Bryce
                                                         President and
                                                    Chief Executive Officer

Date: February 11, 2004

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                                  EXHIBIT INDEX

Exhibit
Number          Description
------          -----------

99.1            Press Release of IPC Holdings, Ltd. issued February 10, 2004